UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 17, 2013

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WD-40 COMPANY

(Exact Name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	000-06936 (Commission File Number)	95-1797918 (I.R.S. Employer Identification Number)

1061 Cudahy Place, San Diego, California 92110 (Address of principal executive offices, with zip code)

(619) 275-1400 (Registrant’s telephone number, including area code)

n/a (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition

On October 17, 2013, WD-40 Company issued a news release with respect to earnings for the quarter and fiscal year ended August 31, 2013. The full text of the news release is attached hereto as Exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	News Release by WD-40 Company dated October 17, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company
(Registrant)

Date: October 17, 2013	/s/ JAY W. REMBOLT
Jay W. Rembolt
Vice President and Chief Financial Officer
(Principal Financial Officer)